Third Quarter 2023 Earnings Conference Call

October 26, 2023

Forward-Looking Statement

This presentation contains information, including our sales and earnings guidance, all other information provided with respect to our outlook for 2023 and future periods, and other statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using words such as "believe," "expect," "intend," "potential," "future," "may," "will," "should," and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, anticipated disruptions to our operations and industry due to the COVID-19 pandemic, changes in supply and demand conditions and prices for our products, trade duties and other aspects of trade policy, statements regarding our future strategies, products and innovations, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company's beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company's control. It is possible that the Company's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2022, and those described from time to time in our reports filed with the Securities and Exchange Commission (SEC), which are available at www.sec.gov or our website. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

Shyft Group 3Q23 Highlights

" We delivered third quarter results in line with our expectations led by our infrastructure and vocational related businesses. The parcel and motorhome end-markets continue to be highly dynamic, and our team is focused on driving operational and commercial actions as we close out the year. "

$201.3M	$4.5M	$11.0M	$9.2M
Sales	**Net Income**	**Adjusted EBITDA**	**Operating Cash Flow**

Market Commentary

Business Segment	End Market Dynamics	Backlog (Sept 30, 2023)
Fleet Vehicles and Services UTILIMASTER	Long-term demand trends remain intact given the secular shift to e-commerce Near-term last-mile vehicle demand challenged by elevated dealer inventories and economic uncertainty OEM chassis production reduced significantly since July	$383M
Specialty Vehicles ROYAL TRUCK BODY, BUILTMORE, MAGNUM, DURAMAG, STROBES R US 	Strong demand for vocational work trucks	$53M
SPARTAN RV CHASSIS, RED DIAMOND 	RV market remains soft, impacting OEM production	$28M

End markets remains dynamic; Monitoring current strike impact

Blue Arc EV Progress Update

Product

Completed successful customer field test with solid vehicle performance and positive customer feedback

Production

Increase in production battery quality issues from key supplier delayed customer deliveries to 2024

Charlotte facility improvements completed; Production readiness on track

Dealer and Service

Expanded geographic reach by partnering with Rush Enterprises to sell and service Blue Arc EVs

Rush operates largest commercial vehicle dealer network in North America



RUSH ENTERPRISES



Remain confident in Blue Arc EV program despite recent supplier development

Third Quarter 2023 Financial Review and 2023 Outlook



Shyft Financial Summary – 3Q23

Reported Financials
($ million, except EPS)

Sales



$286.1
$201.3
(30%) Decrease
3Q22
4Q22
1Q23
2Q23
3Q23

Net Income and EPS



$17.3
$4.5
(74%) Decrease
3Q22
4Q22
1Q23
2Q23
3Q23

EPS *$0.49* *$0.13*

Adjusted Financials
($ million, except EPS)

Adjusted EBITDA and % of Sales



$27.1
$11.0
9.5%
5.5%
(59%) Decrease
3Q22
4Q22
1Q23
2Q23
3Q23

Adjusted Net Income and EPS



$18.6
$6.7
(64%) Decrease
3Q22
4Q22
1Q23
2Q23
3Q23

Adj EPS *$0.53* *$0.19*

Challenging operating environment

Segment Results Summary – 3Q23

Sales *(in millions)*

Adjusted EBITDA and % of Sales *($ in millions)*

FVS


$184.5
$124.3
(33%) Decrease
3Q22
4Q22
1Q23
2Q23
3Q23


$24.4
$8.0
13.2%
(67%) Decrease
6.4%
3Q22
4Q22
1Q23
2Q23
3Q23

SV


$103.9
$76.6
(26%) Decrease
3Q22
4Q22
1Q23
2Q23
3Q23


$15.6
$16.0
15.0%
+3% Increase
20.9%
3Q22
4Q22
1Q23
2Q23
3Q23

Delivered another quarter of record SV profitability; FVS volumes impacting margin performance

Narrowing 2023 Outlook

Full Year Outlook

		FY 2023	
$ Millions	**FY 2022 Actuals**	**Current**	**Prior**
Sales	$1,027	$850 - $900	$850 - $950
Adjusted EBITDA	$70.8	$40 - $45	$40 - $60
Net Income	$36.6	$4 - $9	$1 - $16
EPS	$1.03	$0.13 - $0.27	$0.03 - $0.46
Adjusted EPS	$1.25	$0.42 - $0.56	$0.33 - $0.76

Commentary

- Tightening outlook given dynamic market conditions
- Continue to adjust spending and cost structure to respond to current environment
- Generated $45M of operating cash flow YTD; expect further working capital reduction in 4Q
- Additional Assumptions
  - Capex ~$30M driven by Blue Arc production
  - Share Count ~35M shares

Difficult operating environment impacting near-term outlook

Disciplined Capital Allocation Strategy

Cash and Net Leverage Ratio



$40
$35
$30
$25
$20
$15
$10
$5
$0
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
2019
2020
2021
2022
3Q23
Cash ($M)
Net Leverage Ratio

3Q23 Highlights

1. **Cash Flow Generation**
   - Generated $9.2M of operating cash flow
2. **Capital Structure**
   - Net leverage remains low at ~1.1x
3. **Organic and Inorganic Growth**
   - Deployed $5.2M in capital expenditures
4. **Efficient Return of Capital**
   - Repurchased $10.3M of shares
   - Funded $1.7M of dividends

Maintaining low leverage while efficiently deploying capital

Why Invest in the Shyft Group?

Customer Focused Innovation	Win by delivering value to customers
Operational Excellence	Driving lean initiatives and automation
Financial Strength	Flexibility to invest and return capital
High Growth Markets	Positive long-term, secular growth trends

Compelling industrial growth investment


Q&A Session
© 2023 THE SHYFT GROUP, INC.
SHYFT GROUP

Appendix



Reconciliation of Non-GAAP Financial Measures

This presentation presents Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted net income, and adjusted earnings per share, each of which is a non-GAAP financial measure. These non-GAAP measures are calculated by excluding items that we believe to be infrequent or not indicative of our underlying operating performance, as well as certain non-cash expenses. We define Adjusted EBITDA as income before interest, income taxes, depreciation and amortization, as adjusted to eliminate the impact of restructuring charges, acquisition related expenses and adjustments, non-cash stock-based compensation expenses, and other gains and losses not reflective of our ongoing operations.

We present the non-GAAP measure Adjusted EBITDA because we consider it to be an important supplemental measure of our performance. The presentation of Adjusted EBITDA enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer-term operating trends. We believe this measure to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting this non-GAAP measure is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of this non-GAAP measure, when considered together with the corresponding GAAP financial measures and the reconciliations to that measure, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of this disclosure.

Our management uses Adjusted EBITDA to evaluate the performance of and allocate resources to our segments. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual incentive compensation for our management team and long-term incentive compensation for certain members of our management team.

Reconciliation of Non-GAAP Financial Measures

The Shyft Group, Inc. and Subsidiaries
Consolidated Financial Summary (Non-GAAP)
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,			
The Shyft Group, Inc.	2023	% of	2022	% of
Net income	$ 4,518	2.2%	$ 17,286	6.0%
Add (subtract):				
Restructuring and other related charges	58		53	
Acquisition related expenses and adjustments	149		243	
Non-cash stock-based compensation expense	2,097		1,214	
CEO transition	235		-	
Tax effect of adjustments	(363)		(226)	
Adjusted net income	$ 6,694	3.3%	$ 18,570	6.5%
Net income	$ 4,518	2.2%	$ 17,286	6.0%
Add (subtract):				
Depreciation and amortization	4,310		3,359	
Income tax expense (benefit)	(1,951)		3,770	
Interest expense	1,572		1,137	
EBITDA	$ 8,449	4.2%	$ 25,552	8.9%
Add:				
Restructuring and other related charges	58		53	
Acquisition related expenses and adjustments	149		243	
Non-cash stock-based compensation expense	2,097		1,214	
CEO transition	235		-	
Adjusted EBITDA	$ 10,988	5.5%	$ 27,062	9.5%
Diluted net earnings per share	$ 0.13		$ 0.49	
Add (subtract):				
Non-cash stock-based compensation expense	0.06		0.04	
CEO transition	0.01		-	
Tax effect of adjustments	(0.01)		-	
Adjusted diluted net earnings per share	$ 0.19		$ 0.53	

Reconciliation of Non-GAAP Financial Measures

The Shyft Group, Inc. and Subsidiaries
Consolidated Financial Summary (Non-GAAP)
(In thousands, except per share data)
(Unaudited)

	Outlook		
	Twelve Months Ended December 31, 2023		
The Shyft Group, Inc.	**Low**	**Mid**	**High**
Net income	$ 4,565	$ 7,065	$ 9,565
Add:			
Depreciation and amortization	17,000	17,000	17,000
Interest expense	6,200	6,200	6,200
Taxes	(965)	(965)	(965)
EBITDA	$ 26,800	$ 29,300	$ 31,800
Add:			
Non-cash stock-based compensation and other charges	13,200	13,200	13,200
Adjusted EBITDA	$ 40,000	$ 42,500	$ 45,000
Earnings per share	$ 0.13	$ 0.20	$ 0.27
Add:			
Non-cash stock-based compensation and other charges	0.38	0.38	0.38
Less: tax effect of adjustments	(0.09)	(0.09)	(0.09)
Adjusted earnings per share	$ 0.42	$ 0.49	$ 0.56

**Total amounts in the table may not add due to rounding*

Thank you.